U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): November 15, 2004


                            Provo International, Inc.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)

                  001-15673                           13-3950283
               ----------------                  --------------------
             (Commission File No.)         (IRS Employer Identification No.)


                               One Blue Hill Plaza
                                  P.O. Box 1548
                           Pearl River, New York 10965
                                 (845) 623-8553
        (Address and telephone number of principal executive offices and place of business)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[  ]   Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13ed-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))

Item 4.01    Changes in Registrant's Certifying Accountant

     On November 11, 2004, the Audit Committee of Provo International, Inc. (the "Company") engaged Marcum & Kliegman LLP ("Marcum & Kliegman") as the Company's Independent Registered Public Accounting Firm for the year ending December 31, 2004.

     During the Company's two most recent fiscal years and the subsequent interim period through and including November 15, 2004, the Company has not consulted with Marcum & Kliegman regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any matter that was the subject of a disagreement (as defined in Item 304(a)(2) (i)and (ii) of Regulation S-B and the related instructions).










                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 16, 2004

                                           Provo International, Inc.

                                           By: /s/ Stephen J. Cole-Hatchard
                                               ----------------------------
                                               Stephen J. Cole-Hatchard, CEO




                                       2